                                                                   EXHIBIT 10.22


                             TERMINATION AGREEMENT
                             ---------------------

     THIS TERMINATION AGREEMENT (this "Termination Agreement"), dated as of July 31, 2000, is made by and among California Pizza Kitchen, Inc. (the "Company"), Bruckmann, Rosser, Sherrill & Co., L.P., Richard L. Rosenfield, Larry S. Flax and the Additional Investors (each a "Party" and, collectively the "Parties").


                                  Background
                                  ----------

     A. The Parties are parties to a Securities Holders Agreement, dated as of September 30, 1997 (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

     B.   The Company plans to consummate a Public Offering.

     C. Upon the closing of the Public Offering, the Parties wish to terminate the Agreement in its entirety.

                                     Terms
                                     -----

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, intending to be legally bound hereby, the Parties agree as follows:

          1.   Termination of the Agreement.  Effective upon the closing of the
               ----------------------------
Public Offering, the Agreement shall be terminated in its entirety and shall be of no further force or effect; provided, however, if the closing of the Public Offering shall not have occurred on or prior to October 31, 2000, this Termination Agreement shall be null and void and of no force or effect and the Agreement shall remain in full force and effect in accordance with its terms.

          2.   Miscellaneous.
               -------------

               a.   Counterparts.  This Termination Agreement may be executed in
                    ------------
two or more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

               b.   Governing Law.  The validity, performance, construction and
                    -------------
effect of this Termination Agreement shall be governed by and construed in accordance with the internal law of the State of New York (except insofar as the provisions of the General Corporation Law of the State of California and relevant decisions of California courts construing such provisions mandatorily apply hereto at such times as the Company is a California corporation), without giving effect to principles of conflicts of law.
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               c.   Further Assurances.  Each Party shall cooperate with, and
                    ------------------
take such action as may be reasonably requested by, another Party in order to carry out the provisions and purposes of this Termination Agreement, generally, and the transactions contemplated hereunder.

               d.   Headings.  The headings in this Termination Agreement are
                    --------
for convenience of reference only and shall not constitute a part of the Agreement, nor shall they affect its meaning, construction or effect.

          3.   Entire Agreement.  This Termination Agreement, and all of the
               ----------------
provisions hereof, shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and executors, administrators and heirs. This Termination Agreement, sets forth the entire agreement and understanding among the Parties as to the subject matter hereof and merges with and supercedes all prior discussions and understandings of any and every nature among them.

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     IN WITNESS WHEREOF, the Parties have executed this Termination Agreement as of the date first set forth above.


                        CALIFORNIA PIZZA KITCHEN, INC.


                        By:  /s/ Frederick R. Hipp
                             ---------------------------------------------
                             Name:   Frederick R. Hipp
                             Title:  President and CEO

                        BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                        By BRS Partners, Limited Partnership, its general partner, by BRSE Associates, Inc., its general partner

                        By:  /s/ Harold O. Rosser
                             ---------------------------------------------
                             Name:   Harold O. Rosser
                             Title:  Managing Director


                        /s/ Larry S. Flax
                        --------------------------------------------------
                        Larry S. Flax
                        Individually and as trustee under the Voting
                        Trust Agreement


                        /s/ Richard L. Rosenfield
                        --------------------------------------------------
                        Richard L. Rosenfield
                        Individually and as trustee under the Voting
                        Trust Agreement Trust


                        /s/ Bruce C. Bruckmann
                        --------------------------------------------------
                        Bruce C. Bruckmann
                        Address: 125 East 84th Street, Apt. 5A
                                 New York, NY  10028


                        BCB FAMILY PARTNERS
                        By Bruce C. Bruckmann, General Partner


                              *
                        By:  /s/ Bruce C. Bruckmann
                             ---------------------------------------------
                             Name:
                             Title:

                                                  *
                             _____________________________________________
                             Donald Bruckmann
                             Address:  66 East 79th Street
                                       New York, NY  10021



                             NAZ FAMILY PARTNERS
                             By Nancy A. Zweng, General Partner


                                                   *
                             By: _________________________________________
                            Name:
                            Title:


                                                   *
                             _____________________________________________
                             Nancy A. Zweng
                             Address: 125 East 84th Street, Apt. 5A
                                      New York, NY  10028


                                                    *
                             _____________________________________________
                             H. Virgil Sherrill
                             Address: One Sutton Place South
                                      New York, NY  10022


                             /s/ Stephen C. Sherrill
                             ---------------------------------------------
                             Stephen C. Sherrill
                             Address:  765 Park Avenue, Apt. 4B
                                       New York, NY  10021


                             /s/ Harold O. Rosser
                             ---------------------------------------------
                             Harold O. Rosser
                             Address: 499 Silvermine Road
                                      New Canaan, CT  06840

                                                   *
                                  ________________________________________
                                  Paul D. Kaminski
                                  Address: 54 W. 9th Street
                                           New York, NY  10011


                                                   *
                                  ________________________________________
                                  J. Rice Edmonds
                                  Address:


                                                   *
                                  ________________________________________
                                  Marilena Tibrea
                                  Address:


                                  FURMAN SELZ SBIC, L.P.
                                       By Furman Selz SBIC Investments L.L.C.

                                  By:  /s/ Brian P. Friedman
                                     -------------------------------------
                                     Name:   Brian P. Friedman
                                     Title:  President


                                  /s/ Roy Furman
                                  ----------------------------------------
                                  Roy Furman
                                  Address:  230 Park Avenue
                                            New York, NY  10169


                                  /s/ David Harris
                                  ----------------------------------------
                                  David Harris
                                  Address:  230 Park Avenue
                                            New York, NY  10169


                                  BANCBOSTON INVESTMENTS INC.

                                  By:  /s/ Theresa A. Nibi
                                     -------------------------------------
                                     Name:   Theresa A. Nibi
                                     Title:  Director

                                  /s/ Eric Gleacher
                                  ----------------------------------------
                                  Eric Gleacher
                                   Address: 133 Fifth Avenue
                                            New York, NY  10128


                                  /s/ Robert Engel
                                  ----------------------------------------
                                  Robert Engel
                                  Address: 100 Upper Mountain Avenue
                                           Montclair, NJ  07042


                                  /s/ James Goodwin
                                  ----------------------------------------
                                  James Goodwin
                                  Address: 39 East 79th St.
                                           New York, NY  10021


                                  /s/ Emil Henry
                                  ----------------------------------------
                                  Emil Henry
                                  Address:  161 Cantitoe St
                                            Ketonak, NY  10536


                                  /s/ Roger Hoit
                                  ----------------------------------------
                                  Roger Hoit
                                  Address:  303 Summit Avenue
                                            Summit, NJ  07901


                                  /s/ H. Conrad Meyer III
                                  ----------------------------------------
                                  H. Conrad Meyer III
                                  Address:  1 Woodland Ave.
                                            Bronxville, NY  10708


                                  /s/ David Mills
                                  ----------------------------------------
                                  David Mills
                                  Address: 16 Highland Park Place
                                            Rye, NY  10580


                                  /s/ Charles Phillips
                                  ----------------------------------------
                                  Charles Phillips
                                  Address:  775 Park Avenue
                                            New York, NY  10021

                                  /s/ Clayton J. Rohrbach, III
                                  ----------------------------------------
                                  Clayton J. Rohrbach, III
                                  Address:  21 Clapboard Ridge Road
                                            Greenwich, CT  06830


                                  /s/ Jeffrey Tepper
                                  ----------------------------------------
                                  Jeffrey Tepper
                                  Address:  40 East 88th St., #5A
                                            New York, NY  10128



                                  GLEACHER IV, L.P.


                                  By:  /s/ Robert A. Engel
                                      ------------------------------------
                                      Name:  Robert A. Engel
                                      Title: General Partner



*                       By:  Harold O. Rosser
                             ------------------------------
                             Attorney-in-fact